UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2015

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 25, 2015, in connection with the previously announced farm-out by a subsidiary of Kosmos Energy Ltd. (the “Company”) to Chevron Mauritania Exploration Limited (“Chevron”), a wholly owned subsidiary of Chevron Corporation, of a part of the Company’s participating interest in the C8, C12 and C13 contract areas offshore Mauritania, Société Mauritanienne Des Hydrocarbures et de Patrimoine Minier (“SMHPM”), the national oil company of Mauritania, Chevron and the Company entered into Deeds of Novation and Assignment and Transfer Agreements for each of the C8, C12 and C13 contract areas, the government of Mauritania having previously approved the assignment and transfer of such interests.

The participating interests in the three contract areas, effective as of December 1, 2014, are now as follows, with the interest of SMHPM being a carried interest:

Company	60% (operator)
Chevron	30%
SMHPM	10%

The Deeds of Novation and Assignment and Transfer Agreements that provide for the transfer of the participating interests in the C8, C12 and C13 contract areas from the Company to Chevron are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, and are incorporated herein by reference. The above description of these documents is qualified in its entirety by reference to such exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C8.
	10.2	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C12.
	10.3	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C13.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015

KOSMOS ENERGY LTD.

	By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C8.
10.2	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C12.
10.3	Deed of Novation and Assignment and Transfer dated March 25, 2015 between Kosmos Energy Mauritania, Chevron Mauritania Exploration Limited and SMHPM in relation to Block C13.